UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): October 28, 2010

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.

22 Victoria Street

Hamilton HM 12, Bermuda

(Address of principal executive offices)    (Zip Code)

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On October 28, 2010, Orient-Express Hotels Ltd. (the “Company”) and certain of its subsidiaries entered into a secured Euro 150,000,000 loan facility for general corporate purposes, pursuant to a Secured Facility Agreement among Barclays Bank PLC (Milan Branch), Crédit Agricole Corporate and Investment Bank (Milan Branch), Banca Nazionale del Lavoro S.p.A., Aareal Bank AG (Rome Branch) and Banca IMI S.p.A.  as lenders,  Orient-Express Hotels Italia S.r.l., Hotel Cipriani S.r.l., Hotel Splendido S.r.l. and Villa San Michele S.r.l. as borrowers, and the Company, Orient-Express Luxembourg Holdings Sàrl, Orient-Express Hotels Italia S.r.l., Villa San Michele S.r.l., Hotel Caruso S.r.l.,  Hotel Cipriani S.r.l., and Hotel Splendido S.r.l. as guarantors (the “New Italian Facility”).  A prior Italian secured term loan facility in the amount of Euro 190,000,000 dated July 20, 2006 will be paid off entirely.

Under the New Italian Facility, which has a five year term, borrowings may be drawn in euros.  The interest rate is EURIBOR plus 2.5% per annum.  The facility agreement includes customary representations, warranties, and covenants, including (i) a minimum net worth covenant, (ii) minimum interest coverage ratios, (iii) maximum debt/EBITDA ratios, and (iv) maximum loan to value ratios.

The New Italian Facility is principally secured by mortgages on (i) Hotel Caruso, Ravello, Italy,  (ii) Villa San Michele, Fiesole, Italy, (iii) Hotel Cipriani,  Venice, Italy, and (v) Hotel Splendido and Hotel Splendido Mare, both Portofino, Italy, and related customary collateral.  Further, the Company has committed to cause the transfer of its indirect interest in Palazzo Vendramin, Venice, Italy (which is currently owned by a subsidiary of the Company that is not a borrower) to Hotel Cipriani Srl within 18 months of the loan agreement, at which point that interest will be added to the collateral. The lenders also require the hedging of the loans under the New Italian Facility through interest rate derivatives.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits:

The exhibits listed below are filed herewith for incorporation by reference in this Current Report:

Exhibit Number	Description of Exhibit

1.1	Secured Facility Agreement, dated October 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date: November 3, 2010	By:	/s/Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Secured Facility Agreement, dated October 28, 2010.